December 2007

Business Overview

Exhibit 99.1

Who we are

A leading provider of innovative IT solutions to corporate and public-sector customers, with special expertise in select markets, including retail and hospitality

A leading provider of innovative IT solutions to corporate and public-sector customers, with special expertise in select markets, including retail and hospitality

Agile and effective organization, comprised of highly skilled and experienced people

A business built on:

Our technical competency

Our ability to understand customers key issues

Our sound financial metrics

Experienced in diverse industries to better serve our customers with the following key strengths

Agility and execution – produce results on a timely and cost-effective basis

Technical competency and experience – reputation as trusted advisors to evaluate, develop and implement solutions

Long-term relationships – committed to strong and enduring relationships with our customers

What we do

Work as a trusted advisor to ensure the best solution available by taking advantage of the best available technology

Agilysys uses technology—including hardware, software and services—to help customers resolve their most complicated IT needs

Provides industry-specific software, services and expertise to retail and hospitality markets

Possesses expertise in enterprise architecture and high availability, infrastructure optimization, storage and resource management, identity management and business continuity

Delivers solutions with expert implementation and ongoing support ensuring highest customer satisfaction

Agilysys designs, delivers and implements solutions by:

Selecting hardware, software and services from leading suppliers, including AGYS proprietary software and services

Utilizing professionals that are trained and certified experts that know capabilities of technology inside and out

Working as a trusted advisor to ensure the best solution available

Overview

Agilysys in strong position to invest capital to grow

significantly more profitable and attractive enterprise and continue to increase shareholder value

Beginning of 2007 transformed AGYS to become leading provider of enterprise technology solutions
— at $500M, among largest solution providers with national footprint

Set new financial goals to double sales to $1B within two years and triple sales in three years to
$1.5B

Competitors are typically less than $100M, privately held, regional resellers

Made four acquisitions this calendar year increasing revenues by more than 60%

Repurchased 22.5% of outstanding shares over past three months

Have significant financial flexibility to fund aggressive growth strategy

Management team has proven it can successfully redeploy asset base and seize market opportunities to shape profitable business—we have done this before and met or exceeded every goal set

CORPORATE

Agilysys businesses

Fully integrated
solutions designed
exclusively for
hotel, casino,
resort, golf and
conference center
segments of the
hospitality industry

Agilysys will continue to grow as one of largest providers of innovative IT solutions to corporate and public sector customers with special expertise in select vertical markets, currently including retail and hospitality

Enterprise
networking, storage
and server hardware,
software and service
solutions (CISCO,
EMC, HP, IBM, SUN)

Retail solutions to
supermarket, chain
drug and general
retail segments of
retail industry

Executive
management, shared
services (Finance, IT,
HR, Legal)

Revenues are rounded and based on trailing twelve month run rate pro forma for recent acquisitions

EBITDA = Operating income + depreciation + amortization

HOSPITALITY

REV: ~$100M

EBITDA Margin: 17%-19%

RETAIL

REV: ~$100M

EBITDA Margin: 5%-7%

TECH. SOLUTIONS

REV: ~$650M

EBITDA Margin: 5%-7%

AGILYSYS

Strategic goals

Invest in growth of business over next three years with focused set of financial targets including:

Double sales from $500M to $1B within two years and triple sales in three years to $1.5B

Target gross margins greater than 20%

Achieve EBITDA margins of 6% within three years

Target long-term returns on invested capital of 15%—short-term return on capital will be diluted due to acquisitions and legacy costs

Growth will come from:

Acquisitions—significant attractive acquisition opportunities exist in marketplace

Organic growth

Expand technology solutions footprint and capabilities

Grow Cisco practice

Invest in new HSG software offerings

Progress to date: recent acquisitions

Management is confident in its ability to identify and purchase established, high-quality companies at an acceptable price and to effectively integrate them

December 2006 —

VisualOne Systems

April 2007 —

Stack Computer

June 2007 —

InfoGenesis

July 2007 —

Innovativ

Expand position as a leading software developer and services provider within hospitality industry by extending into new geographic markets and customer segments with Windows-based software

Expands position as a leading IT storage solutions provider for large corporate customers

Expands west coast presence and relationship with EMC

Strengthens position as a leading provider of software solutions to hospitality industry with premiere POS solution

Expands customer base into new verticals within hospitality industry

Immediately makes Agilysys largest commercial reseller of Sun Microsystems

Significantly diversifies vendor mix

Broadens customer base

Progress to date: supplier and product mix

With recent acquisitions, supplier concentration and product mix is significantly more balanced than competitors and will further diversify over next 1-2 years

Supplier diversification

Product mix

Other

12%

EMC

9%

Sun

26%

Proprietary

16%

Symbol

3%

IBM

12%

HP

22%

Services

18%

Hardware

75%

Software

7%

Revenue ($ millions)

EBITDA ($ millions)

Note:  AGYS pro forma includes impact of organic growth and possible execution of acquisitions

* EBITDA is a non-GAAP financial measure.  A reconciliation of EBITDA to net income is included in this presentation.

AGYS Pre divestiture

AGYS current fiscal year

Progress to date: pro forma revenue and EBITDA*

Agilysys to generate $1.5 billion in revenues and 6% EBITDA margins within 3 years

AGYS 3-year plan

AGYS Pre divestiture

AGYS current fiscal year

AGYS 3-year plan

$1,500

$1,000

$471

$0

$400

$800

$1,200

$1,600

$2,000

FY07

FY08

FY09

FY10

Approximately

Approximately

Current

Run Rate

Approximately

$850

-$4.6

-$20

$0

$20

$40

$60

$80

$100

FY07

FY08

FY09

FY10

Approximately

6%

Approximately

2.5%-3%

Progress to date: stock repurchases

Repurchased 22.5% of outstanding shares in last three months

Currently 24.8 million shares outstanding

Dutch auction tender offer

Closed Sep. 19th

Repurchased 4.7 million shares (15% of outstanding) at clearing price of $18.50

Returned $87 million to shareholders

Open market repurchase

Filed 10b5-1 plan to repurchase 2 million shares

Repurchase is complete

Current business and financial position

Business

~$100 million hospitality software business [value estimated at $200 million - $250 million1]

~$750 million retail and technology solutions business with comparable margins to leading VAR’s and solution providers

Financial Position

Enterprise value of $210 million2

Approximately $130 million in cash on hand [pro forma for stock repurchases]

$200 million untapped credit facility

24.8 million shares outstanding

With hospitality business value of $200M -$250M and approx. $130M in cash, remaining retail and solution provider business currently accorded zero value

1 Based on trading multiples of public software companies in the hospitality industry

2 Based 24.8 million shares and $13.70 stock price

AGYS well positioned…

One of largest solution providers in North America

Fragmented industry

AGYS well positioned to consolidate

Competitors less than $100M, private and undercapitalized

Significant financial flexibility to fund organic and acquisitive growth

Proven track record

Strong management team

Significant tenure and industry experience

Substantial progress in first two quarters

Reconciliation of Non-GAAP Financial Measure

The presentation contains the non-GAAP financial measure of EBITDA, defined as net income minus interest, taxes, depreciation and amortization.  EBITDA is further adjusted to remove the results of discontinued operations and other miscellaneous expenses not impacting operating results.  Management reviews this non-GAAP financial measure internally to evaluate the company’s performance.  Additionally, management believes that such information can enhance investors’ understanding of the company’s ongoing operations.  The non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of the company’s results as reported under GAAP.  The following table reconciles the non-GAAP financial measure to net income:

7.8

Add: Depreciation and amortization

2.5

Less: Restructuring credit

-$4.6

EBITDA

6.0

Add: Other non-operating expenses, net

2.4

Less: Interest income, net

1.9

Less: Income tax benefit

244.5

Less: Income from discontinued operations, net of taxes

$232.9

Net income

FY07

($ millions)